                            ADVISOR CLASS SHARES OF

                       AIM GLOBAL TELECOMMUNICATIONS FUND
                  (A SERIES PORTFOLIO OF AIM INVESTMENT FUNDS)

                       Supplement dated February 5, 1999
                   to the Prospectus dated September 8, 1998,
                        as supplemented October 16, 1998
                             and December 21, 1998


Effective February 5, 1999, the following information replaces in its entirety, the table under "MANAGEMENT-INVESTMENT MANAGEMENT AND ADMINISTRATION" on page 12.


                                                 BUSINESS EXPERIENCE
  NAME/OFFICE                                      PAST FIVE YEARS
  -----------                                    -------------------
David P. Barnard                       Vice President of A I M Capital Management, Inc.
   Houston                             ("AIM Capital "), a wholly owned subsidiary of AIM
                                       and Portfolio Manager for the Fund since 1999. He
                                       has been associated with AIM and/or its subsidiaries
                                       since 1982 and has been an investment professional
                                       since 1974.

Claude C. Cody IV                      Vice President of AIM Capital and Portfolio Manager
   Houston                             for the Fund since 1999.  He has been associated
                                       with AIM and/or its subsidiaries since 1992 and has
                                       been an investment professional since 1976.

Robert M. Kippes                       Vice President of AIM Capital and Portfolio Manager
   Houston                             for the Fund since 1999.  He has been associated
                                       with AIM and/or its subsidiaries since he began
                                       working as an investment professional in 1989.

Paul A. Rogge                          Vice President of AIM Capital and Portfolio Manager
   Houston                             for the Fund since 1999.  He has been associated
                                       with AIM since 1991 and has a total of six years of
                                       experience as an investment professional.

Jonathan C. Schoolar                   Senior Vice President of A I M Capital and Portfolio
   Houston                             Manager of the Fund since 1999.  He has been
                                       associated with AIM and/or its subsidiaries since
                                       1986 and has been an investment professional since
                                       1983.

Kenneth A. Zschappel                   Assistant Vice President of AIM Capital and
   Houston                             Portfolio Manager for the Fund since 1999.  He has
                                       been associated with AIM and/or its subsidiaries since
                                       he began working as an investment professional in 1990.


All of the following changes will be effective June 1, 1999:

The Board of Trustees has approved a change to certain investment strategies of AIM Global Telecommunications Fund (the "Fund"), which will permit investments in securities of companies in technology industries, in addition to investments in securities of companies in telecommunications industries. As a result, the Fund will be required to invest at least 65% of its total assets in equity securities of domestic and foreign telecommunications and/or technology companies. Such companies include those that develop, manufacture, or sell computer and electronic components and equipment, software, semiconductors, Internet technology, communications services and equipment, mobile communications, and broadcasting. In addition, the Fund will be permitted to invest up to 35% of its assets in debt securities issued by domestic and foreign telecommunications and/or technology companies, or equity and debt securities of other companies the portfolio managers believe will benefit from developments in either the telecommunications and/or technology industries.

The Board of Trustees has also approved changing the Fund's name to "AIM Global Telecommunications and Technology Fund," in order to reflect the above change to the investment strategies of the Fund.

As a result of its increased exposure to the technology sector, the Fund may be subject to additional investment risks. Technology companies are subject to risks of rapid obsolescence of products and services, competitive pressures, and dependency upon consumer and business acceptance as new technologies evolve. These companies are increasingly sensitive to short product cycles and aggressive pricing. Technology companies may be subject to greater governmental regulation than other industries, necessitating governmental approval of their products. Technology companies often are small and at an earlier stage of development and thus may be especially subject to risks such as those arising out of limited product lines, markets, and financial or managerial resources. Securities of these companies may be subject to large and rapid price movements.



                                       2